EXHIBIT 10.2

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.


                           WARRANT TO PURCHASE SHARES
                                       OF
                              CLASS A COMMON STOCK

                            Void after March 5, 2012

          THIS IS TO CERTIFY that, as of this 5th day of March, 2007, for value received and subject to the provisions hereinafter set forth, [___________________] "PURCHASER"), is entitled to purchase from ATC Healthcare, Inc., a Delaware corporation (the "COMPANY"), at any time from the date hereof to and including March 5, 2012 (the "EXPIRATION DATE"), at a price initially equal to Forty-five Cents ($0.45) per share (the "WARRANT CALCULATION PRICE"), [_______________]) (the "WARRANT SHARES") shares of the Class A Common Stock of the Company (the "COMMON STOCK").

          The aggregate price for the shares of Common Stock purchasable hereunder shall be equal to the Warrant Calculation Price multiplied by the number of shares purchasable hereunder. Such aggregate price is herein sometimes referred to as the "AGGREGATE WARRANT PRICE". The Warrant Calculation Price per share is, however, subject to adjustment as hereinafter provided (such price, or such price as last adjusted, as the case may be, being herein referred to as the "PER SHARE WARRANT PRICE"). The number of Warrant Shares is likewise subject to adjustment as hereinafter provided. Defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Common Stock and Warrant Purchase Agreement dated March 5, 2007 among the Company, the Purchaser and the other purchasers signatory thereto (the "PURCHASE AGREEMENT").

1.       EXERCISE OF WARRANT.

          (a) Subject to the conditions hereinafter set forth, this Warrant may be exercised in whole or in part from time to time, by the holder hereof, by delivery of a written notice in the form at the end hereof (the "EXERCISE NOTICE") via facsimile to the principal office of the Company in Lake Success, New York or at such other office as the Company may designate by written notice to the holder hereof within the above-mentioned period and, at the election of the holder, either by paying to the Company the Aggregate Warrant Price (or the proportionate part thereof if exercised in part) for the shares so purchased in current funds, in which case payment shall be made in cash, by wire transfer, or by certified or official bank check as hereinafter set forth. The holder shall not be required to deliver the original Warrant in order to effect an exercise of the Warrant.

          (b) CASHLESS EXERCISE. If at any time after one year from the Closing there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Common Stock underlying this Warrant by the Purchaser, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Purchaser shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                   (A) = the VWAP on the Trading Day immediately preceding the date of such election;

                  (B) = the Warrant Calculation Price of this Warrant, as adjusted; and

                  (X) = the number of shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          (c) EXERCISE LIMITATIONS.

          i. HOLDER'S RESTRICTIONS. The Company shall not effect any exercise of this Warrant, and a Purchaser shall not have the right to exercise any portion of this Warrant, pursuant to
                    Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, such Purchaser (together with such Purchaser's Affiliates, and any other person or entity acting as a group together with such Purchaser or any of such Purchaser's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Purchaser and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Purchaser or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company exercisable, convertible or exchangeable for shares of Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Purchaser or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 1(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Purchaser that the Company is not representing to such Purchaser that such calculation is in compliance with Section 13(d) of the Exchange Act and such Purchaser is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(c)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Purchaser together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Purchaser, and the submission of an Exercise Notice shall be deemed to be the Purchaser's determination of whether this Warrant is exercisable (in relation to other securities owned by such Purchaser together with any
                    Affiliates) and of which portion of this Warrant is exercisable, in each case subject the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with
                    Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this
                    Section 1(c)(i), in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10- or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Purchaser, the Company shall within two Trading Days confirm orally and in writing to such Purchaser the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Purchaser or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "BENEFICIAL OWNERSHIP LIMITATION" shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation may not be waived by the Purchaser. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.


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


          ii. ISSUANCE RESTRICTIONS. If the Company has not obtained Shareholder Approval, then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued (A) pursuant to the Purchase Agreement, (B) upon prior exercise of this or any other Warrant issued pursuant to the Purchase Agreement and (C) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the issuance of Securities pursuant to the Purchase Agreement, would exceed ______________(1), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement (such number of shares, the "ISSUABLE MAXIMUM"). The Purchaser and the holders of the other Warrants issued pursuant to the Purchase Agreement shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) such Purchaser's original Subscription Amount by (y) the aggregate original Subscription Amount of all holders pursuant to the Purchase Agreement. In addition, the Purchaser may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event any purchaser (or its successors or assigns) that was issued warrants pursuant to the Purchase Agreement no longer holds any Warrants and the amount of shares issued to such purchaser pursuant to its Warrants was less than such purchaser's pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in (C) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

          (d) MECHANICS OF EXERCISE.

          i. DELIVERY OF CERTIFICATES UPON EXERCISE. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser's prime broker with the DTC through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system and there is an effective Registration Statement permitting the resale of the Warrant Shares by the Purchaser, and otherwise by physical delivery to the address specified by the Purchaser in the Exercise Notice within 3 Trading Days from the delivery to the Company of the Exercise Notice, surrender of this Warrant (if required) and payment of the aggregate Warrant Calculation Price as set forth above ("WARRANT SHARE DELIVERY DATE"). This Warrant shall be deemed to have been exercised on the date the Warrant Calculation Price is received by the Company (or the date the Exercise Notice is received by the Company in the case of a "cashless exercise" of this Warrant). The Warrant Shares shall be deemed to have been issued, and the Purchaser or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Purchaser, if any, pursuant to
                    Section 8 prior to the issuance of such shares, have been paid.


-------------------------
          (1) 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Closing Date

          ii. DELIVERY OF NEW WARRANTS UPON EXERCISE. If this Warrant is exercised in respect of fewer than all of the shares of Common Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised and setting forth the Aggregate Warrant Price applicable to such shares, which new Warrant shall in all other respects be identical with this Warrant. Notwithstanding anything to the contrary set forth herein, this Warrant or any new Warrant issued as the result of a partial exercise hereof and all rights and options hereunder or thereunder shall expire and shall be wholly null and void to the extent this Warrant or such new warrant is not exercised before it expires at the close of business on the Expiration Date.

          iii RESCISSION RIGHTS. If the Company fails to cause its transfer agent to transmit to the Purchaser a certificate or certificates representing the Warrant Shares pursuant to
                    Section 1(d)(i) by the Warrant Share Delivery Date, then the Purchaser will have the right to rescind such exercise.

          iv. BUY-IN. If within 3 Trading Days after the Company's receipt of the facsimile copy of an Exercise Notice the Company shall fail to issue and deliver a certificate to the holder and register such shares of Common Stock on the Company's share register or credit the holder's balance account with DTC for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise hereunder, and if after such Warrant Share Delivery date the Purchaser is required by its broker to purchase (in an open market transaction or otherwise) or the Purchaser's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of the Warrant Shares which the Purchaser anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Purchaser the amount by which (x) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Purchaser in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Purchaser, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Purchaser the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Purchaser purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Purchaser $1,000. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Purchaser's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

          2. RESERVATION OF STOCK. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and in reserve, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant; provided, however, in the event of an adjustment in the number of Warrant Shares issuable hereunder pursuant to Section 3.1 that results in the Company having an insufficient number of authorized, but unissued shares of Common Stock available following such adjustment to reserve hereunder, the Company shall as soon as practicable take such action as is required to increase the Company's authorized shares of Common Stock in order to provide a sufficient number of such shares.

          3. PROTECTION AGAINST DILUTION.

                    3.1 CERTAIN SALES OF STOCK. In case the Company or any Subsidiary thereof shall issue sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or securities exercisable, exchangeable or convertible into shares of Common Stock ("Common Stock Equivalents") entitling any person to acquire shares of Common Stock, at an effective price per share less than the then Warrant Calculation Price (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Warrant Calculation Price, such issuance shall be deemed to have occurred for less than the Warrant Calculation Price on such date of the Dilutive Issuance), then the Warrant Calculation Price shall be reduced and only reduced to equal the Base Share Price. Such adjustment shall be made successively whenever any such event shall occur. For the purposes of this paragraph, the aggregate of the offering price received or to be received by the Company shall include the minimum aggregate amount (if any) payable upon exercise or conversion of any such Common Stock Equivalents. The value of any consideration received or to be received by the Company, if other than cash, is to be determined by the Board of Directors in good faith. The Company shall notify the Purchaser in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 3.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3.1, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Purchaser is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Purchaser accurately refers to the Base Share Price in the Exercise Notice.

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

                    3.2 STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Stock, the Per Share Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Per Share Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Per Share Warrant Price under this Section, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Per Share Warrant Price in effect immediately prior to such adjustment, by (ii) the Per Share Warrant Price in effect immediately after such adjustment.

                    3.3 RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof that is not a Fundamental Transaction (as defined herein), then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 3.2; and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                    3.4 EXEMPTED ISSUANCES. Notwithstanding any other provision herein, the foregoing provisions of Section 3.1 shall not apply to, and no adjustment shall be made to the Per Share Warrant Price for:

                  (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established,

                  (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and

                  (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                    3.5 SUBSEQUENT RIGHTS OFFERINGS. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Purchaser) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Warrant Calculation Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                    3.6 PRO RATA DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the holder of this Warrant) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3.1), then in each such case the Warrant Calculation Price shall be adjusted by multiplying the Warrant Calculation Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Purchaser of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                    3.7 FUNDAMENTAL TRANSACTION. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each "FUNDAMENTAL TRANSACTION"), then, upon any subsequent exercise of this Warrant, the Purchaser shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "ALTERNATE CONSIDERATION") receivable as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Warrant Calculation Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Warrant Calculation Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Purchaser shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Purchaser a new warrant consistent with the foregoing provisions and evidencing the Purchaser's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.7 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
          Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any successor entity shall pay at the Purchaser's option, exercisable at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula using an expected volatility equal to the 100 day historical price volatility obtained from the HVT function on Bloomberg L.P. as of the trading day immediately prior to the public announcement of the Fundamental Transaction.

                    3.8 CALCULATIONS. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

                    3.9 NOTICE TO PURCHASER. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Purchaser at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Purchaser is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

                    3.10 NOTICE OF ADJUSTMENT. Whenever the Warrant Shares or the Per Share Warrant Price is adjusted under this Section 3, the Company shall provide notice thereof to the holder within one Business Day of such adjustment.

          4. MERGERS, CONSOLIDATIONS, SALES; NON-IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the performance of any of the terms of this Warrant, but will at all times in good faith take all necessary action to carry out the intent of all such terms. Without limiting the generality of the foregoing, the Company
(a) will not cause the par value of any securities receivable on exercise of this Warrant to be in excess of the amount payable therefor on such exercise, and (b) will take all action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares (or other securities or property deliverable hereunder) upon the exercise of this Warrant.

          5. DISSOLUTION OR LIQUIDATION. In the event of any proposed distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 4 shall be applicable) the Company shall mail notice thereof to the holder of this Warrant and shall make no distribution to shareholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the holder of this Warrant may exercise this Warrant within 30 days from the date of the mailing of such notice, and all rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

          6. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the VWAP of such fractional share over the proportional part of the Per Share Warrant Price represented by such fractional share.

          7. FULLY PAID STOCK; TAXES. The Company covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on any exercise of this Warrant shall, at the time of such delivery, be duly authorized, validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes, other than taxes on income, which may be payable in respect of this Warrant or any Common Stock or certificates therefor upon the exercise of the rights herein provided for pursuant to the provisions hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in the name other than that of the holder of the Warrant converted, and any such tax shall be paid by such holder at the time of presentation.

          8. CLOSING OF TRANSFER BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          9. RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE WITH SECURITIES ACT; EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant and the Common Stock issued upon the exercise hereof, and any security into which such Common Stock may be convertible ("UNDERLYING STOCK") shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended, or any similar Federal statute at the time in effect (the "SECURITIES ACT") in respect of the transfer of any Warrant or any such Common Stock or any security into which such Common Stock may be convertible.

                    9.1  ASSIGNMENTS  GENERALLY.  Except  as  may  otherwise  be expressly provided herein, this Warrant is exchangeable, without expense, at the option of the holder, upon presentation and surrender of the Warrant to the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any assignment shall be made by surrender of this Warrant to the Company with the Form of Assignment annexed hereto duly executed and funds sufficient to pay any transfer tax, provided the Company has received an opinion or other evidence reasonably satisfactory to the Company that the transfer will be in compliance with the provisions of the Securities Act of 1933, as amended, or any similar Federal statute at the time in effect (the "Securities Act") in respect of the transfer of this Warrant. Upon compliance with the express provisions of this Section 9, the Company shall, without charge, cause to be executed and delivered a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof to the Company together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the holder hereof.

                    9.2 CERTAIN ASSIGNMENTS FOLLOWING REGISTRATION. Notwithstanding anything to the contrary contained herein, if the Company has registered the Underlying Stock pursuant to a Registration Statement which has been declared effective by the Securities and Exchange Commission (SEC) and, thereafter, the holder purports to assigns all or a portion of the Underlying Stock to any other person, the assignee shall have the right to cause the Registration Statement to be amended or the prospectus related thereto to be supplemented (at the expense of the Company), in either case to name such assignee as a selling stockholder, provided that the use of a post-effective amendment or a supplement to the prospectus is permitted by applicable law for such purpose.

                    9.3 RESTRICTIVE LEGENDS. Each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

         Each certificate for shares of Underlying Stock initially issued upon the exercise of any Warrant and each certificate for shares of Underlying Stock issued to a subsequent transferee of such certificate shall, if not registered for resale, bear on the face thereof a legend reading substantially as follows:

         THE SHARES OF CLASS A COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

                    9.4 REMOVAL OF LEGEND. In the event that the Company shall receive an opinion of its counsel or counsel of the holder, which opinion is reasonably acceptable to it, that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof. The Company shall also remove the legend if the Underlying Stock has been registered for resale with the SEC.

          10. PARTIAL EXERCISE AND PARTIAL ASSIGNMENT. If this Warrant be exercised in part only, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised as provided in paragraph 1 hereof. If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Company (with the partial assignment form at the end hereof duly executed), and thereupon a new Warrant shall be issued to the holder hereof covering the number of shares not assigned and setting forth the proportionate Aggregate Warrant Price applicable to such shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant covering the number of shares so assigned and setting forth the proportionate Aggregate Warrant Price applicable to such assigned shares.

          11. REGISTRATION RIGHTS. A holder of a Warrant is entitled to any and all applicable registration rights as set forth in that certain Registration Rights Agreement, dated March 5, 2007, relating to the Common Stock of the Company and this and other Warrants.

          12. LOST, STOLEN WARRANTS, ETC. In case any Warrant shall be mutilated, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of customary indemnity reasonably satisfactory to the Company.

          13. WARRANT HOLDER NOT SHAREHOLDER. This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

          14. SEVERABILITY. Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

          15. NOTICE. All notices and other communications required or permitted to be given under any Agreement shall be deemed given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, overnight delivery or confirmed facsimile transmission to the parties at the following address or fax number:

                  To the Company at:

                           ATC Healthcare, Inc.
                           1983 Marcus Avenue
                           Lake Success, NY  11042
                           Attention:  Chief Financial Officer
                           Facsimile:  (516) 750-1754

                  With a copy to:

                           David J. Hirsch, Esquire
                           Keevican Weiss Bauerle & Hirsch LLC
                           11th Floor, Federated Investors Tower
                           1001 Liberty Avenue
                           Pittsburgh, PA  15222
                           Facsimile:  (412) 355-2609

                  To the Purchaser at:

                           The address set forth in the Purchase Agreement under which the Purchaser acquired, among other things, this Warrant.

or, as to either party or any subsequent holder of this Warrant, to such other address and/or facsimile number as such party designates by written notice to the other party or parties.

          16. CERTAIN DEFINITIONS.

                    (a) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                    (b) "DTC" means The Depository Trust Company and its Fast Automated Securities Transfer Program.

                    (c) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated association, any other entity and a government or any department or agency thereof.

                    (d) "REQUIRED HOLDERS" means the holders of the Warrants representing at least a majority of shares of the Underlying Stock.

                    (e) "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the OTC Bulletin Board is not a Principal Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

                    (f) "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average closing price for such security on the Principal Market during the immediately preceding ten
          (10) business days, or, if the foregoing does not apply, the dollar volume-weighted average closing price of such security in the over-the-counter market on the electronic bulletin board for such security during the immediately preceding ten (10) business days, as reported by Bloomberg, or, if no dollar volume-weighted average closing price is reported for such security by Bloomberg for such ten
          (10) day period, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.) for such ten (10) day period. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

          18. CALL OPTION.

                    18.1 OPTION TO CALL WARRANT. The Company shall be entitled to call this Warrant if the Company's Stock trades at or above One and 35/100 Dollars ($1.35) (as adjusted for any stock dividends, splits, combinations, recapitalizations and the like with respect to the Stock) for twenty (20) out of thirty (30) consecutive Trading Days with a daily trading volume of over 150,000 shares on at least fifteen
          (15) Trading Days of that thirty (30) consecutive Trading Day period, and there is an effective registration statement registering the shares of Common Stock purchased by the Purchaser under the Purchase Agreement (or those shares can be sold by the Purchaser under Rule 144(k) promulgated under the Securities Act of 1933, as amended) and registering the shares of Common Stock purchasable under this Warrant.

                    18.2 CALL PRICE. The call price for this Warrant shall be One Cent ($0.01) multiplied by the Warrant Number then in effect.

                    18.3  NOTICE.  Notice of a call of this  Warrant  under this
          Section 18 shall be mailed by overnight courier and by fax, addressed to the holder. The notice shall state, as appropriate, the following and may contain such other information as the Company deems advisable:
          (a) the call date, which shall be at least thirty (30) days after the "notice date" as defined herein (b) the aggregate call price for the Warrant, and (c) the place where the Warrant is to be surrendered. The "notice date" shall be the date such notice is mailed. Any notice mailed as provided in this Section 18.3 shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

                    18.4 EFFECTIVENESS OF CALL. If notice of the call of the Warrant has been duly given then, notwithstanding that the Warrant has not been surrendered for cancellation, on and after the call date this Warrant shall cease to be outstanding and all rights with respect to this Warrant shall forthwith on such notice date cease and terminate, except only the right of the holder hereof to receive the amount payable on such call without interest.

          19. MISCELLANEOUS.


                    (a) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

                    (b) The agreements which are contained herein shall survive the exercise of this Warrant to the extent applicable thereafter.

                    (c) If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

                    (d) No provision hereof, in the absence of any affirmative action by Purchaser to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Purchaser, shall give rise to any liability of the Purchaser for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                    (e) Purchaser, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

                    (f) Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Purchaser. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such holder or holder of Warrant Shares.

                    (g)  This   Warrant  may  be  modified  or  amended  or  the
          provisions hereof
waived with the written consent of the Company and the Purchaser.

                    (i)  The   headings   used  in  this  Warrant  are  for  the
          convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.







                  *********SIGNATURE PAGE FOLLOWS*************

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the day and year first set forth above.


                               ATC HEALTHCARE, INC.



                               By:    /s/ David Savitsky
                               ------------------------------
                                      David Savitsky
                                      Chief Executive Officer

                                   ASSIGNMENT

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint __________________________, attorney, to transfer the said Warrant on the books of the within named Company.



__________________________________

By________________________________

Its_______________________________

Dated:  __________________________

                               PARTIAL ASSIGNMENT

FOR VALUE  RECEIVED  ______________________________  hereby  sells,  assigns and transfers unto _______________________________ that portion of the within Warrant and the rights evidenced thereby which will an the date hereof entitle the holder to purchase __________ shares of Class A Common Stock of ATC
Healthcare, Inc., and does hereby irrevocably constitute and appoint __________________________, attorney, to transfer that part of the said Warrant on the books of the within named Company.



_________________________________

By_______________________________

Its______________________________

Dated:  _________________________

                                 EXERCISE NOTICE

(To be completed and signed only upon an exercise of the Warrant in whole or in part)

TO:      ATC Healthcare, Inc.:

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, ______ shares of Class A Common Stock (or other securities or property), and herewith makes payment of $____________ therefor in cash, by certified or official bank check or such other form of payment as may be permitted under the Warrant. OR

[if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).



The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:_________________________________________________

Address:______________________________________________

Social Security Number: ______________________________

Deliver to: __________________________________________

Address:______________________________________________

OR

The Warrant Shares shall be delivered to the following DWAC Account Number:

                          ____________________________

                          ____________________________

                          ____________________________




If the foregoing Exercise Notice evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like date and tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(e'
s), as follows:
Name:_______________________________

Address:____________________________

DATED:_______________________, 200__

              >

------------------------------------------------------------------------------
(Social Security or Taxpayer Identification        (Name of Holder)
         Number of Holder)


---------------------------------------------
(Signature of Holder or Authorized Signatory)